UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 1, 2006

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

341 North Main Street
Troy, North Carolina 27371
(Address of Principal Executive Offices)
(Zip Code)

(910) 576-6171
(Registrant’s Telephone Number, including area code)

Not Applicable
(Former Name or Address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST BANCORP

Index

Page

Item 5.02 -	Departure of Directors or Principal Officers; Election of Directors;	3
	Appointment of Principal Officers; Compensatory Arrangements
	Of Certain Officers

Item 8.01 -	Other Events	3

Item 9.01 -	Financial Statements and Exhibits	3

Signatures		4

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On December 1, 2006, James H. Garner submitted notice of his retirement as a director of First Bancorp (the “Company”) and as President and Chief Executive Officer of the Company, effective as of December 31, 2006. Mr. Garner’s retirement is not the result of a disagreement with the Company. The Employment Agreement between the Company and Mr. Garner dated as of August 17, 1998 will terminate as of December 31, 2006.
In connection with Mr. Garner’s retirement, the Company has entered into a one-year Consulting Agreement with Mr. Garner, to become effective January 1, 2007. Compensation for the consulting services to be provided by Mr. Garner during the year ending December 31, 2007 will be $100,000. Pursuant to the Consulting Agreement, Mr. Garner will be an independent contractor rather than an employee of the Company and will not be eligible to participate in the Company’s benefit plans after December 31, 2006. The Consulting Agreement includes a noncompete provision and provides for early termination with cause or upon the death or permanent disability of Mr. Garner. This summary of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Consulting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.
Also in connection with Mr. Garner’s retirement, the Company’s board of directors determined that the full benefits payable to Mr. Garner under the Company’s Long Term Care Insurance Plan will become immediately vested upon Mr. Garner’s retirement. The benefits under this plan, if not accelerated by the board, would have become fully vested no later than August 24, 2007. The additional cost to the Company of the acceleration of benefits is $40,040. The Long Term Care Insurance Plan was previously filed as Exhibit 10(o) to the Company’s Form 10-Q for the quarter ended September 30, 2004, filed November 9, 2004.

Item 8.01	Other Events

On December 1, 2006, the Company issued a press release announcing Mr. Garner’s retirement. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Consulting Agreement dated as of December 4, 2006 between First Bancorp and James H. Garner

99.1	Press Release issued December 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 4, 2006

FIRST BANCORP

By:	/s/ James H. Garner
Name:	James H. Garner
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting Agreement between First Bancorp and James H. Garner dated as of December 4, 2006

99.1	Press Release issued December 1, 2006